SCUDDER
INVESTMENTS(SM)
[LOGO]

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EQUITY/DOMESTIC
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Scudder Tax Managed
Small Company Fund

Fund #307



Semiannual Report
April 30, 2000



The fund seeks long-term growth of capital on an after-tax basis.



A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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               4    Letter from the Fund's President

               6    Performance Update

               8    Portfolio Summary

               10   Portfolio Management Discussion

               14   Glossary of Investment Terms

               15   Investment Portfolio

               22   Financial Statements

               25   Financial Highlights

               26   Notes to Financial Statements

               31   Trustees and Officers

               32   Investment Products and Services

               34   Scudder Solutions

Scudder Tax Managed Small Company Fund
--------------------------------------------------------------------------------
                                                                fund number 307
--------------------------------------------------------------------------------

Date of             o    A strong preference for growth stocks over the
Inception:               six-month period was a distinct disadvantage given the
9/18/98                  fund's emphasis on attractively valued companies.

                    o    Reflecting the challenging environment for the fund's
Total Net                investment approach, Scudder Tax Managed Small Company
Assets as of             Fund returned 1.35% for the six-month period ended
4/30/00:                 April 30, 2000.
$2 million
                    o    Management continued to pursue the fund's goal of
                         long-term growth of capital on an after-tax basis by investing in attractively valued small-cap stocks.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

The fund's emphasis on stocks with attractive valuations and solid earnings continued to be out of favor as growth stocks provided exceptional returns over most of the six-month period. On the surface small-cap stocks appeared to perform well with returns that bested large-cap stocks. However, it was really a tale of two different market environments as a select group of small growth stocks provided exceptional returns during the first four months of the period, which then dramatically reversed course in March and April. The shift can be attributed, in part, to renewed interest in solid companies generating current profits and a recognition that the high valuations of some small growth stocks could no longer be supported.

After a period of extremely high valuations for some growth stocks, we welcomed the change in market sentiment. The lower levels for stocks has helped to reduce market risk, which we believe bodes well for the long-term health of the overall stock market and small-cap stocks. While the rising interest rate environment likely sets the stage for continued market volatility in the near term, our outlook for the fund's disciplined strategy of investing in attractively valued small-cap stocks has improved.

In the following pages, portfolio managers Mac Eysenbach and Calvin Young describe this unusual period and how they managed the portfolio. I encourage you to read their discussion, which begins on page 10.

For current information on your fund and your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including current fund performance, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also call our representatives at 1-800-SCUDDER (728-3337).

Thank you for your continued investment in Scudder Tax Managed Small Company
Fund.

Sincerely,

/s/Lin Coughlin
Linda C. Coughlin
President,
Scudder Tax Managed Small Company Fund

Performance Update
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                                                                  April 30, 2000
--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE


               Scudder Tax Managed
               Small Company Fund            Russell 2000 Index*

               9/98**   10000                    10000
               10/98    10350                    10408
               1/99     10918                    11786
               4/99     11060                    11986
               7/99     11671                    12362
               10/99    10524                    11955
               1/00     10473                    13876
               4/00     10666                    14192


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Period ended 4/30/2000         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Tax Managed Small Company Fund
--------------------------------------------------------------------------------
1 year                        $  9,644               -3.56%              -3.56%
--------------------------------------------------------------------------------
Life of Fund**                $ 10,666                6.66%               4.08%
--------------------------------------------------------------------------------
Russell 2000 Index*
--------------------------------------------------------------------------------
1 year                        $ 11,841               18.41%              18.41%
--------------------------------------------------------------------------------
Life of Fund**                $ 14,192               41.92%              24.74%
--------------------------------------------------------------------------------

* The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. Total return would have been lower had certain expenses not been reduced.

** The Fund commenced operations on September 18, 1998.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                  Yearly periods ended April 30

     Scudder Tax Managed
     Small Company Fund               Russell 2000 Index*

       1999**  10.60                         20.13
       2000    -3.56                         18.41

                                        1999**     2000
--------------------------------------------------------------------------------
Fund Total
Return (%)                             10.60      -3.56
--------------------------------------------------------------------------------
Index Total
Return (%)                             20.13      18.41
--------------------------------------------------------------------------------
Net Asset Value ($)                    13.22      12.70
--------------------------------------------------------------------------------
Income
Dividends ($)                            .05        .06
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)                         --         --
--------------------------------------------------------------------------------

* The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on September 18, 1998.

   Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the 1-year and life of Fund periods would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                  April 30, 2000

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

Common Stocks              100%
--------------------------------

The fund seeks to be fully invested in a broad selection of small-cap stocks with attractive valuations.



--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Consumer Discretionary      18%
Financial                   13%
Construction                12%
Manufacturing                9%
Health                       8%
Technology                   8%
Durables                     7%
Service Industries           7%
Energy                       6%
Other                       12%
--------------------------------
                           100%
--------------------------------


The fund's strongest performance came from energy stocks, which were overweighted in the portfolio. The fund's communications and technology holdings had strong absolute returns, but these holdings did not keep pace with those in the index.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(18% of Portfolio)

1. Technitrol, Inc.
   Manufacturer of electronic components

2. National Beverage Corp.
   Holding company with subsidiaries in the beverage industry

3. Genesco Inc.
   Retailer and wholesaler of branded footwear

4. Hilb, Rogal & Hamilton Co.
   Insurance agency

5. Kaneb Services, Inc.
   Provider of industrial field services and pipeline transportation

6. CTG Resources Inc.
   Gas utility holding company

7. Justin Industries, Inc.
   Manufacturer of building materials and footwear products

8. CTS Corp.
   Manufacturer of electronic and electromechanical components

9. NBTY Inc.
   Nutritional supplement manufacturer

10.Guess?, Inc.
   Designer, developer, and marketer of apparel, accessories and related consumer products


Management uses a proprietary, quantitative screening process to identify attractively valued stocks with above- average capital appreciation potential. The analysis is comprised of four factors: valuation, trends in sales and earnings, price momentum and risk.


For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  April 30, 2000

In the following interview, portfolio managers James M. Eysenbach and Calvin S. Young discuss the market environment and their approach to managing the fund.

Q: How would you characterize the investment environment for the six-month period?

A: Investors faced an increasingly volatile market. During the first four months of the six-month fiscal period, the market favored speculative growth stocks in the technology and health sectors, especially Internet and biotechnology issues. Stocks with strong past performance leading into the period again posted the best returns, almost regardless of fundamentals or earnings histories. This narrow focus on price momentum came at the expense of most other stocks. Then, in March, the lofty tech-heavy Nasdaq took a tumble and all bets on the former winners were off.

For the six-month period as a whole, small-cap stocks in the Russell 2000 Index posted a gain of 18.71%, an impressive showing over the 9.72% return of large-cap stocks in the Russell 1000 Index. Small growth stocks led the way with a 27.78% return, a phenomenal 19 percentage point spread over small-cap value stocks. But the six-month figures mask the dramatic shift towards value stocks near the end of the period.

Q: How did the fund perform in this environment?

A: The fund's 1.35% six-month total return compared with the 18.72% return for its benchmark, the Russell 2000 Index. The significant return shortfall can largely be attributed to the market's narrow focus on a few high-flying growth stocks. The best performing stocks were those selling at the highest valuation levels -- stocks with high price/earnings or high price/book ratios. Among high-priced stocks, the market generally favored those with the strongest price momentum and high price volatility, not those with the strongest earnings growth.

By contrast, our strategy is to seek a balance between growth and value. The fund's average earnings growth rate of 16.8% is only moderately lower than the 18.4% rate of the Russell 2000 Index. However, we have been able to buy these stocks for the fund at a substantial discount to the market as illustrated by the portfolio's lower P/E versus the market. As of the end of the period, the fund's average P/E was 11x, less than half that of its benchmark. While this strategy has not been rewarded in the short run, we believe that this current disparity will be corrected over time.

Q: Have small-cap stocks returned to favor?

A: There has been renewed interest in small-caps, yet the performance impact has so far been less than it might appear from the index returns. The performance of the Russell 2000 market leaders (the largest index stocks as of 12/31/99) suggest that stocks that generally would not be considered small-cap have recently driven the index returns. (Note that these stocks remain in the Russell 2000 because the index is only reconstituted annually on June 30, even though these stocks would not have qualified as of 12/31/99.)

--------------------------------------------------------------------------------
                                                          % Total Return
                                                      ---------------------
Russell 2000 Market Leaders    Market Cap             12/31 to   Peak to   Peak
as of 12/31/99                ($ billions)     P/E     Peak       4/30     Date
--------------------------------------------------------------------------------
Broadvision                        13.9        1000      60        -52       3/6
Microstrategy                       8.2         656     198        -92      3/10
Emulex                              4.0         294      94        -61      3/27
Millennium Pharmaceuticals          5.4         185     158        -50      2/17
Mercury Interactive                 4.2         136     145        -15       3/3
Idec                                4.2          97      74        -32       3/6
Interdigital                        3.7          85       0        -63     12/31
Lam Research                        4.5        Loss      46        -67      3/24
Celera                              3.9        Loss     232        -72       3/6
Verticalnet                         5.9        Loss      69        -79       3/9
--------------------------------------------------------------------------------
Average                             5.8         223     108        -58        --
--------------------------------------------------------------------------------

Thanks to momentum-driven investing, these market leaders were trading at remarkably high prices relative to their earnings -- if they had earnings -- at the beginning of the calendar year. These stocks' prices have continued to climb dramatically, doubling from year-end. But from their peaks, these high fliers shed half of their market value on average, some only in a few days.

Q: How did the shift in market leadership impact the fund's performance?

A: Our investment disciplines kept the fund out of many high-flying stocks. As a result, the fund's performance trailed during the first four months of the period, while the Russell 2000 Index rose 35.24%. When the shift came in March and April, however, the fund's relative performance improved, as stocks selling at reasonable valuations fell far less than the index. Over those two months, the Russell 2000 Index dropped 12.21% while the fund fell only 0.97%. We view the market's renewed focus on value as a positive sign for the fund.

Q: Which sectors contributed to or subtracted from the fund's performance?

A: The fund's strongest performance came from energy stocks. The fund's overweighting in this sector made a positive contribution to performance as rising prices propelled many stocks in this area. In addition, the energy holdings in the portfolio outperformed those in the Russell 2000 Index. The fund's communications and technology holdings also had strong absolute returns, but did not keep pace with those in the index. These two sectors -- along with health care, the strongest sector in the index -- were underweighted because of their high valuations.

Q: What are you expecting from small-cap stocks for the rest of the year?

A: There has been a dramatic divergence between the growth and value segments of the small-cap market. While many growth stocks remain at extremely high valuation levels even after the recent correction, other small-cap stocks are selling at surprisingly low levels. In fact, 20% of small-cap stocks have P/Es below 10x. We have also observed that performance leadership rarely stays entrenched in any one area for more than a couple of years (see "A Closer Look at Small Cap Style Performance" chart below). Ultimately, prices tend to respond to the underlying company fundamentals. Consequently, we believe that the time is ripe for a rebound in attractively valued small-cap stocks. We believe investors who maintain a commitment to value-oriented funds will be well positioned to benefit from such a rebound.

--------------------------------------------------------------------------------
A Closer Look at Small Cap Style Performance
--------------------------------------------------------------------------------

Russell 2000 Value Total Return minus Russell 2000 Growth Total Return

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE DENOTING "VALUE OUTPERFORMING" AND "GROWTH OUTPERFORMING" FROM THE PERIOD OF 3/79 THROUGH 3/00

              Past performance is no guarantee of future results.

Glossary of Investment Terms
--------------------------------------------------------------------------------

             Market        The value of a company's outstanding shares of common
     Capitalization        stock, determined by multiplying the number of shares
                           outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

         Over/Under        Weighting Refers to the allocation of assets --
                           usually by sector, industry, or country -- within a portfolio relative to a benchmark index (e.g. the Russell 2000 Index), or an investment universe.

     Price/Earnings        A widely used gauge of a stock's valuation that
        Ratio (P/E)        indicates what investors are paying for a company's
    (also "earnings        earnings on a per share basis. A higher "earnings
         multiple")        multiple" indicates a higher expected growth rate and
                           the potential for greater price fluctuations.

       Quantitative        A systematic approach to evaluating a security based
              Model        on its financial characteristics.

           Standard        A statistical measure of the degree to which an
          Deviation        investment's return tends to vary from the mean
                           return. Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of possible future returns.

          Tax Basis        The price paid by an investor for a stock or bond
                           plus any out-of-pocket expenses such as brokerage commissions. A security's basis is used to determine capital gains or losses for tax purposes when the stock is sold.

        Value Stock        A company whose stock price does not fully reflect
                           its intrinsic value, as indicated by price-earnings ratio, price-book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms) Additional glossary terms are available at our Internet Web site -- www.scudder.com.

Investment Portfolio                            as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                           Shares      Value ($)
--------------------------------------------------------------------------------
Common Stocks 100.0%
--------------------------------------------------------------------------------

Consumer Discretionary 18.0%
Apparel & Shoes 5.2%
Garan, Inc. .....................................            800         17,300
Genesco Inc. ....................................          2,200         28,463
Guess?, Inc.* ...................................          2,200         24,750
Steven Madden, Ltd.* ............................            200          4,338
Tropical Sportswear Int'l Corp.* ................            300          5,288
                                                                         ------
                                                                         80,139
Department & Chain Stores 3.1%                                           ------
Ames Department Stores, Inc.* ...................            500          8,969
Deb Shops, Inc. .................................            200          2,775
Dress Barn Inc.* ................................            600         11,775
Fred's, Inc. "A" ................................            700         11,025
Goody's Family Clothing, Inc. ...................            500          3,250
Jo-Ann Stores, Inc. "A" .........................          1,100         10,244
                                                                         ------
                                                                         48,038
                                                                         ------
Home Furnishings 0.6%
Oneida Ltd. .....................................            500          9,563
                                                                         ------
Hotels & Casinos 0.3%
Pinnacle Entertainment, Inc. ....................            200          4,013
                                                                         ------
Recreational Products 0.4%
Arctic Cat Inc. .................................            200          2,013
National R.V. Holdings, Inc.* ...................            300          3,675
                                                                         ------
                                                                          5,688
                                                                         ------
Restaurants 4.2%
CEC Entertainment, Inc. * .......................            600         18,000
Rainforest Cafe Inc.* ...........................          1,200          3,825
Ruby Tuesday, Inc. ..............................            400          8,375
Ryan's Family Steak Houses, Inc.* ...............          1,100         10,759
VICORP Restaurants, Inc. ........................          1,100         23,238
                                                                         ------
                                                                         64,197
                                                                         ------
Specialty Retail 4.2%
Brookstone, Inc.* ...............................            800         13,400
Finlay Enterprises, Inc.* .......................            600          6,075
Musicland Stores Corp.* .........................            900          6,750
PETCO Animal Supplies, Inc.* ....................            400          4,625

    The accompanying notes are an integral part of the financial statements.

                                                            Shares     Value ($)
--------------------------------------------------------------------------------

Piercing Pagoda, Inc.* ..............................          500        7,063
SCP Pool Corp.* .....................................          100        3,681
The Finish Line, Inc. "A"* ..........................          600        6,338
United Auto Group, Inc.* ............................          800        6,950
United Retail Group, Inc.* ..........................          400        3,275
Wet Seal, Inc. "A"* .................................          300        5,325
                                                                         ------
                                                                         63,482
Consumer Staples 4.5%                                                    ------
Alcohol & Tobacco 0.7%
Schweitzer-Mauduit International, Inc. ..............          700       10,194
                                                                         ------
Consumer Electronic & Photographic 0.3%
Salton, Inc.* .......................................          100        4,294
                                                                         ------
Consumer Specialties 0.7%
Jan Bell Marketing, Inc.* ...........................        2,000        5,875
Russ Berrie & Co., Inc. .............................          300        5,588
                                                                         ------
                                                                         11,463
                                                                         ------
Food & Beverage 2.5%
National Beverage Corp.* ............................        3,700       30,739
Ralcorp Holdings, Inc.* .............................          600        8,288
                                                                         ------
                                                                         39,027
                                                                         ------
Package Goods/Cosmetics 0.3%
Chattem, Inc. .......................................          350        4,463
                                                                         ------
Health 7.8%
Biotechnology 1.0%
Bio-Rad Laboratories, Inc. "A"* .....................          600       15,300
                                                                         ------
Health Industry Services 3.3%
AmeriPath, Inc.* ....................................          700        5,469
Magellan Health Services, Inc.* .....................        1,100        4,125
PAREXEL International Corp. .........................          200        1,800
Prime Medical Services, Inc. ........................          400        3,000
RehabCare Group, Inc. ...............................          600       17,888
Syncor International Corp. ..........................          450       18,563
                                                                         ------
                                                                         50,845
                                                                         ------
Hospital Management 0.6%
Coventry Health Care, Inc.* .........................          900        9,563

    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------

Medical Supply & Specialty 2.6%
Cooper Companies, Inc. ..........................            100          3,363
NBTY Inc.* ......................................          1,400         24,850
Vital Signs Inc. ................................            600         12,000
                                                                        -------
                                                                         40,213
                                                                        -------
Pharmaceuticals 0.3%
K-V Pharmaceutical Co.* .........................            200          5,050
                                                                        -------
Financial 12.9%
Banks 6.9%
Columbia Banking System, Inc.* ..................            420          5,171
Dime Community Bancshares* ......................            700         12,119
First Federal Financial Corp.* ..................            900         11,250
First Republic Bank* ............................            600         11,775
Gold Banc Corp. .................................          1,100          6,806
Haven Bancorp, Inc. .............................            700         11,506
Medford Bancorp Inc. ............................            700         10,500
PBOC Holdings, Inc.* ............................          1,400         12,250
PFF Bancorp, Inc. ...............................            900         12,656
Parkvale Financial Corp. ........................            775         12,206
                                                                        -------
                                                                        106,239
                                                                        -------
Insurance 4.1%
Baldwin & Lyons, Inc. "B" .......................            100          1,963
Hilb, Rogal & Hamilton Co. ......................          1,000         28,313
LandAmerica Financial Group, Inc. ...............            300          5,288
National Western Life Insurance Co.* ............            100          7,444
RLI Corp. .......................................            400         12,850
Triad Guaranty Inc.* ............................            300          6,300
                                                                        -------
                                                                         62,158
                                                                        -------
Other Financial Companies 0.9%
Bay View Capital Corp. ..........................            500          3,594
ITLA Capital Corp.* .............................            700          9,581
                                                                        -------
                                                                         13,175
                                                                        -------
Real Estate 1.0%
CB Richard Ellis Services Inc.* .................            400          3,950
Grubb & Ellis Co. ...............................          1,400          7,525
Trammell Crow Co.* ..............................            300          3,900
                                                                        -------
                                                                         15,375
                                                                        -------

    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------

Service Industries 7.4%
EDP Services 0.6%
Pomeroy Computer Resources, Inc.* .................           600         9,900
                                                                         ------
Environmental Services 0.3%
URS Corp. .........................................           400         5,100
                                                                         ------
Investment 2.2%
Advest Group, Inc.* ...............................           700        13,694
Southwest Securities Group, Inc. ..................           470        19,329
                                                                         ------
                                                                         33,023
                                                                         ------
Miscellaneous Commercial Services 3.5%
IT Group, Inc.* ...................................           600         4,013
Morrison Knudsen Corp. ............................           700         6,431
Personnel Group of America, Inc.* .................         1,100         5,775
RCM Technologies, Inc.* ...........................           600         6,450
RemedyTemp, Inc., "A"* ............................           500         9,906
SOS Staffing Services, Inc.* ......................           100           313
Volt Information Sciences, Inc.* ..................           500        17,281
Workflow Management, Inc.* ........................           200         2,800
                                                                         ------
                                                                         52,969
                                                                         ------
Miscellaneous Consumer Services 0.4%
Westaff Inc.* .....................................           800         5,800
                                                                         ------
Miscellaneous 0.4%
New Horizons Worldwide, Inc.* .....................           200         3,525
REX Stores Corp.* .................................           100         2,513
                                                                         ------
                                                                          6,038
                                                                         ------
Durables 6.6%
Aerospace 1.8%
Kaman Corp. "A" ...................................         1,000        10,625
Primex Technologies, Inc. .........................           800        17,600
                                                                         ------
                                                                         28,225
                                                                         ------
Automobiles 3.5%
Aftermarket Technology Corp.* .....................           600         6,975
Dura Automotive Systems, Inc.* ....................           400         6,500
Monaco Coach Corp.* ...............................           975        15,966
Oshkosh Truck Corp. ...............................           750        23,625
                                                                         ------
                                                                         53,066
                                                                         ------
Leasing Companies 1.3%
AMERCO* ...........................................           500         8,375

    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------

Electro Rent Corp.* .............................            900          9,900
Neff Corp.* .....................................            400          1,800
                                                                         ------
                                                                         20,075
                                                                         ------
Manufacturing 8.8%
Chemicals 0.8%
Quaker Chemical Corp. ...........................            700         11,769
                                                                         ------
Containers & Paper 0.6%
Alltrista Corp.* ................................            400          8,500
                                                                         ------
Diversified Manufacturing 3.5%
ESCO Electronics Corp.* .........................          1,000         16,313
Justin Industries, Inc. .........................          1,400         25,550
Myers Industries, Inc. ..........................            570          7,980
Park-Ohio Holdings Corp. ........................            400          3,625
                                                                         ------
                                                                         53,468
                                                                         ------
Electrical Products 1.0%
C&D Technologies, Inc. ..........................            100          6,444
Katy Industries, Inc. ...........................            300          3,150
Windmere-Durable Holdings, Inc. .................            400          6,425
                                                                         ------
                                                                         16,019
                                                                         ------
Industrial Specialty 0.9%
Gardner Denver Inc.* ............................            700         12,206
Lennox International Inc. .......................            268          2,261
                                                                         ------
                                                                         14,467
                                                                         ------
Machinery/Components/Controls 1.2%
Astec Industries, Inc.* .........................            100          2,513
Intermet Corp. ..................................            900          6,638
Woodward Governor Co. ...........................            400          8,825
                                                                         ------
                                                                         17,976
                                                                         ------
Wholesale Distributors 0.8%
Barnett, Inc.* ..................................            800          8,500
Watsco, Inc. ....................................            300          3,863
                                                                         ------
                                                                         12,363
                                                                         ------
Technology 8.6%
Computer Software 1.5%
Activision, Inc.* ...............................            600          3,750
Indus International, Inc.* ......................          1,500          9,000
MAPICS, Inc.* ...................................            500          3,313
THQ, Inc.* ......................................            450          6,975
                                                                         ------
                                                                         23,038
                                                                         ------

    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------

Diverse Electronic Products 2.3%
Cable Design Technologies Corp.* ....................          600       20,550
SBS Technologies, Inc.* .............................          400       13,800
Simione Central Holdings, Inc.* .....................          151          330
                                                                         ------
                                                                         34,680
                                                                         ------
Electronic Components/Distributors 3.9%
CTS Corp. ...........................................          400       25,225
Technitrol, Inc. ....................................          500       34,000
                                                                         ------
                                                                         59,225
                                                                         ------
Office/Plant Automation 0.9%
Kronos, Inc.* .......................................          450       14,456
                                                                         ------
Energy 5.6%
Oil & Gas Production 0.7%
UTI Energy Corp.* ...................................          300       10,425
                                                                         ------
Oil/Gas Transmission 1.8%
Kaneb Services, Inc. ................................        4,800       27,300
                                                                         ------
Oilfield Services/Equipment 3.1%
Seacor Smit Inc.* ...................................          200       12,250
Tuboscope Inc.* .....................................          700       12,163
Varco International, Inc. ...........................        1,400       17,500
Veritas DGC Inc.* ...................................          250        6,000
                                                                         ------
                                                                         47,913
                                                                         ------
Metals & Minerals 0.9%
Steel & Metals 0.9%
Commercial Metals Co. ...............................          400       11,750
Metals USA, Inc. ....................................          200        1,425
                                                                         ------
                                                                         13,175
                                                                         ------
Construction 11.5%
Building Materials 3.9%
Ameron International Corp. ..........................          400       14,225
Building Materials Holding Corp.* ...................        1,500       15,000
Elcor Corp. .........................................          450       14,316
Florida Rock Industries, Inc. .......................          500       16,188
                                                                         ------
                                                                         59,729
                                                                         ------
Building Products 3.6%
Genlyte Group, Inc.* ................................          500        9,813
International Aluminum Co. ..........................          100        1,594
Mestek, Inc.* .......................................          900       16,144

    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------

Modtech Holdings, Inc.* .........................            210          2,061
NCI Building Systems, Inc.* .....................            200          3,825
Pitt-Des Moines, Inc. ...........................            200          4,800
Robertson-Ceco Corp. ............................          1,500         16,969
                                                                         ------
                                                                         55,206
                                                                         ------
Homebuilding 4.0%
Crossmann Communities, Inc.* ....................            500          8,094
Engle Homes, Inc. ...............................          1,100         10,519
Hovnanian Enterprises Inc. "A"* .................          1,400          8,225
MDC Holdings, Inc. ..............................            600         11,438
Schuler Homes, Inc.* ............................          2,200         13,200
Standard Pacific Corp. ..........................            900          9,056
                                                                         ------
                                                                         60,532
                                                                         ------
Transportation 3.3%
Airlines 1.4%
Amtran, Inc.* ...................................            400          6,600
Atlantic Coast Airlines Holdings* ...............            100          2,988
Frontier Airlines, Inc.* ........................            400          6,100
Mesaba Holdings, Inc.* ..........................            500          6,250
                                                                         ------
                                                                         21,938
                                                                         ------
Trucking 1.9%
Covenant Transport, Inc. "A"* ...................            950         12,528
M.S. Carriers Inc.* .............................            500         11,875
U.S. Xpress Enterprises, Inc. "A"* ..............            500          4,188
                                                                         ------
                                                                         28,591
                                                                         ------
Utilities 4.1%
Electric Utilities 0.8%
UniSource Energy Corp. ..........................            800         13,000
                                                                         ------
Natural Gas Distribution 3.3%
CTG Resources Inc. ..............................            700         26,994
Energen Corp. ...................................          1,300         23,806
                                                                         ------
                                                                         50,800
                                                                         ------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $1,337,090)                                 1,531,245
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,337,090) (a)            1,531,245
--------------------------------------------------------------------------------

*    Non-income producing security.

(a) The cost for federal income tax purposes was $1,337,090. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $194,155. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $348,739 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $154,584.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $1,337,090) ..........    $ 1,531,245
Cash ...........................................................         32,541
Dividends receivable ...........................................            366
Receivable for Fund shares sold ................................            600
Due from Adviser ...............................................        105,631
Other assets ...................................................            106
                                                                    -----------
Total assets ...................................................      1,670,489
Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed ...............................         10,375
Accrued reorganization costs ...................................            717
Other accrued expenses and payables ............................         50,193
                                                                    -----------
Total liabilities ..............................................         61,285
--------------------------------------------------------------------------------
Net assets, at value                                                $ 1,609,204
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income ...         (4,536)
Net unrealized appreciation (depreciation) on investments ......        194,155
Accumulated net realized gain (loss) ...........................        (63,618)
Paid-in capital ................................................      1,483,203
--------------------------------------------------------------------------------
Net assets, at value                                                $ 1,609,204
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
NetAsset Value, offering and redemption price per share
   ($1,609,204 / 126,758 outstanding shares of beneficial
   interest, $.01 par value, unlimited number of shares             -----------
   authorized) .................................................    $     12.70
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends ....................................................         $ 11,919
Interest .....................................................              350
                                                                       --------
Total income .................................................           12,269
                                                                       --------
Expenses:
Management fee ...............................................            8,900
Services to shareholders .....................................            2,183
Custodian and accounting fees ................................           21,724
Auditing .....................................................           11,513
Legal ........................................................            2,942
Trustees' fees and expenses ..................................           13,243
Reports to shareholders ......................................            1,705
Registration fees ............................................           27,211
Reorganization ...............................................              828
Other ........................................................               29
                                                                       --------
Total expenses, before expense reductions ....................           90,278
Expense reductions ...........................................          (74,611)
                                                                       --------
Total expenses, after expense reductions .....................           15,667
--------------------------------------------------------------------------------
Net investment income (loss)                                             (3,398)
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments ....................          (30,071)
Net unrealized appreciation (depreciation) during the period on
   investments ...............................................           54,465
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                               24,394
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      $   20,996
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                      Six Months
                                                         Ended        Year Ended
                                                     April 30, 2000  October 31,
Increase (Decrease) in Net Assets                      (Unaudited)       1999
--------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................  $    (3,398)   $   (11,924)
Net realized gain (loss) on investment transactions      (30,071)       (33,547)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......       54,465         42,325
                                                     -----------    -----------
Net increase (decrease) in net assets resulting
   from operations ................................       20,996         (3,146)
                                                     -----------    -----------
Distributions to shareholders from:
Net investment income .............................      (10,202)        (7,682)
                                                     -----------    -----------
Fund share transactions:
Proceeds from shares sold .........................       99,687      1,070,856
Reinvestment of distributions .....................        6,967          6,923
Cost of shares redeemed ...........................     (804,131)      (356,557)
Redemption fees ...................................        3,441          5,835
                                                     -----------    -----------
Net increase (decrease) in net assets from Fund
   share transactions .............................     (694,036)       727,057
                                                     -----------    -----------
Increase (decrease) in net assets .................     (683,242)       716,229
Net assets at beginning of period .................    2,292,446      1,576,217
Net assets at end of period (including accumulated
   distributions in excess of net investment
   income of $4,536 and undistributed net .........  -----------    -----------
   investment income of $9,064, respectively) .....  $ 1,609,204    $ 2,292,446
                                                     -----------    -----------

Other Information
--------------------------------------------------------------------------------
Shares outstanding at beginning of period .........      182,216        126,926
                                                     -----------    -----------
Shares sold .......................................        7,549         83,695
Shares issued to shareholders in reinvestment of
   distributions ..................................          543            543
Shares redeemed ...................................      (63,550)       (28,948)
                                                     -----------    -----------
Net increase (decrease) in Fund shares ............      (55,458)        55,290
                                                     -----------    -----------
Shares outstanding at end of period ...............      126,758        182,216
                                                     -----------    -----------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

--------------------------------------------------------------------------------
Years ended October 31,                            2000(c)   1999    1998(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period             $12.58    $12.42    $12.00
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income (loss) (a)                 (.02)     (.07)       --
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                           .18       .24       .42
--------------------------------------------------------------------------------
  Total from investment operations                  .16       .17       .42
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                            (.06)     (.05)       --
--------------------------------------------------------------------------------
  Redemption fees                                   .02       .04        --
--------------------------------------------------------------------------------
Net asset value, end of period                   $12.70    $12.58    $12.42
--------------------------------------------------------------------------------
Total Return (%) (d)                               1.35**    1.69      3.50(e)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                2         2         2
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)    9.09(f)*  7.87     38.75*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)     1.54(f)*  1.50      1.50*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          (.34)*    (.55)     (.13)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                          14        21        --
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period September 18, 1998 (commencement of operations) to October 31, 1998.

(c)  For the six months ended April 30, 2000 (Unaudited).

(d)  Total return would have been lower had certain expenses not been reduced.

(e) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 9.05% and 1.50%, respectively.

*    Annualized

**   Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Description of the Fund

Scudder Tax Managed Small Company Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

B. Plan of Reorganization

On February 7, 2000 the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Plan") between the Fund and Scudder Small Company Value Fund, pursuant to which Scudder Small Company Value Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of Scudder Small Company Value Fund. The proposed transaction is part of Scudder Kemper Investments, Inc.'s ("Scudder Kemper") initiative to restructure and streamline the management and operations of the funds it advises. Costs incurred in connection with this reorganization initiative are being borne jointly by Scudder Kemper and certain funds and are included as reorganization expense in the Statement of Operations of the Fund. These costs principally include printing, proxy meeting expenses and professional fees. All funds under the reorganization initiative are subject to an allocated charge of such costs except for certain funds not expected to realize a reduction in the operating expense ratio. The Plan can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting (the "Meeting") of the shareholders of the Fund to approve the Plan will be held on or about July 13, 2000.

As a result of the Plan, each shareholder of Scudder Tax Managed Small Company Fund will become a shareholder of the shares of Scudder Small Company Value Fund and would hold, immediately after the closing of the Plan (the "Closing"), that number of full and fractional voting shares of Scudder Small Company Value Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the third quarter of 2000. In the event the shareholders of the Fund fail to approve the Plan, the Fund will continue to operate and the Fund's Board may resubmit the Plan for shareholder approval or consider other proposals.

C. Significant Accounting Policies

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the valuation committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1999 the Fund had a net tax basis capital loss carryforward of approximately $34,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

D. Purchases and Sales of Securities

During the six months ended April 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $133,778 and $897,149, respectively.

E. Related Parties

Under the Fund's Investment Management Agreement (the "Management Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.90% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Adviser has agreed not to impose all or a portion of its management fee until February 28, 2001 in order to maintain the annualized expenses of the Fund at not more than 1.50% of average daily net assets. Certain expenses incurred in connection with the reorganization are excluded from the expense limitation. Accordingly, for the six months ended April 30, 2000, the Adviser did not impose any of its fee amounting to $8,900. Further, due to the limitations of such Agreement, the Adviser's reimbursement payable to the Fund for the six months ended April 30, 2000 amounted to $105,631.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 2000, SSC did not impose any of its fee, which amounted to $641.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 2000, SFAC did not impose any of its fee, which amounted to $18,750.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2000, Trustees' fees and expenses aggregated $13,243, of which $7,500 was not imposed.

F. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $184 and $124, respectively, under these arrangements.

G. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Trustees and Officers
--------------------------------------------------------------------------------

Linda C. Coughlin*                             Bruce F. Beaty*
  o President and Trustee                        o Vice President

Henry P. Becton, Jr.                           Jennifer P. Carter*
  o Trustee; President and General               o Vice President
    Manager, WGBH Educational
    Foundation                                 James M. Eysenbach*
                                                 o Vice President
Dawn-Marie Driscoll
  o Trustee; Executive Fellow, Center          William F. Gadsden*
    for Business Ethics, Bentley                 o Vice President
    College; President, Driscoll
    Associates                                 Valerie F. Malter*
                                                 o Vice President
Peter B. Freeman
  o Trustee; Corporate Director and            Ann M. McCreary*
    Trustee                                      o Vice President

George M. Lovejoy, Jr.                         Kathleen T. Millard*
  o Trustee; President and Director,             o Vice President
    Fifty Associates
                                               Robert D. Tymoczko*
Wesley W. Marple, Jr.                            o Vice President
  o Trustee; Professor of Business
    Administration, Northeastern University    John Millette*
                                                 o Vice President and Secretary
Kathryn L. Quirk*
  o Trustee, Vice President and                John R. Hebble*
    Assistant Secretary                          o Treasurer

Jean C. Tempel                                 Caroline Pearson*
  o Trustee; Managing Director,                  o Assistant Secretary
    First Light Capital
                                               *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth
   Scudder U.S. Treasury Money Fund                 Value
   Scudder Cash Investment Trust                      Scudder Large Company Value Fund
   Scudder Money Market Series --                     Scudder Value Fund***
     Prime Reserve Shares*                            Scudder Small Company Value Fund
     Premium Shares*                                  Scudder Micro Cap Fund
     Managed Shares*
                                                    Growth
Tax Free Money Market+                                Scudder Classic Growth Fund***
   Scudder Tax Free Money Fund                        Scudder Large Company Growth Fund***
   Scudder California Tax Free Money Fund**           Scudder Select 1000 Growth Fund
   Scudder New York Tax Free Money Fund**             Scudder Development Fund
                                                      Scudder 21st Century Growth Fund
 Tax Free+
   Scudder Limited Term Tax Free Fund               Global Equity
   Scudder Medium Term Tax Free Fund                Worldwide
   Scudder Managed Municipal Bonds                    Scudder Global Fund
   Scudder High Yield Tax Free Fund                   Scudder International Value Fund
   Scudder California Tax Free Fund**                 Scudder International Growth and
   Scudder Massachusetts Limited Term                   Income Fund
     Tax Free Fund**                                  Scudder International Fund++
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth Fund
   Scudder New York Tax Free Fund**                   Scudder Global Discovery Fund***
   Scudder Ohio Tax Free Fund**                       Scudder Emerging Markets Growth Fund
                                                      Scudder Gold Fund
 U.S. Income
   Scudder Short Term Bond Fund                     Regional
   Scudder GNMA Fund                                  Scudder Greater Europe Growth Fund
   Scudder Income Fund                                Scudder Pacific Opportunities Fund
   Scudder Corporate Bond Fund                        Scudder Latin America Fund
   Scudder High Yield Bond Fund                       The Japan Fund, Inc.

 Global Income                                      Industry Sector Funds
   Scudder Global Bond Fund                         Choice Series
   Scudder International Bond Fund                    Scudder Financial Services Fund
   Scudder Emerging Markets Income Fund               Scudder Health Care Fund
                                                      Scudder Technology Fund
 Asset Allocation
   Scudder Pathway Conservative Portfolio           Preferred Series
   Scudder Pathway Balanced Portfolio                 Scudder Tax Managed Growth Fund
   Scudder Pathway Growth Portfolio                   Scudder Tax Managed Small Company Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund***
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund


--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

RT307400
395-6A-40

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group